(Exhibit 99.1)

AMENDMENT NO. 6 TO CREDIT AND GUARANTY AGREEMENT

AMENDMENT NO. 6 TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”), dated as of October 20, 2009, among Kraton Polymers LLC, a Delaware limited liability company (“Company”), each of the Guarantors listed on the signature pages hereto, the Lenders party hereto and Banc of America Securities LLC, as arranger for the Amendment (“Arranger”).

RECITALS

WHEREAS, Company, the Guarantors, the Lenders, Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Lead Arrangers, and UBS AG, Stamford Branch (“UBS”), as administrative agent and collateral agent (“Agent”), entered into the Credit and Guaranty Agreement dated as of December 23, 2003 (as amended pursuant to that certain Amendment No. 1 to Credit and Guaranty Agreement dated as of March 4, 2004, that certain Amendment No. 2 to Credit and Guaranty Agreement dated as of October 21, 2004, that certain Amendment No. 3 to Credit and Guaranty Agreement dated as of February 16, 2006, that certain Amendment No. 4 to Credit and Guaranty Agreement dated as of May 12, 2006 and that certain Amendment No. 5 to Credit and Guaranty Agreement dated as of December 15, 2006, and as further amended, restated supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Company, the Guarantors and the Requisite Lenders have agreed to amend and waive certain provisions of the Credit Agreement, in each case, as provided herein.

NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Definitions. Unless otherwise expressly defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined.

(A) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Additional Amendment” as defined in Section 2.26.

“Debt Incurrence Prepayment Event” as defined in Section 2.14(d).

“Existing Class” as defined in Section 2.25(a).

“Extended Term Loan Commitment” as defined in Section 2.25(a).

“Extended Term Loan Installment” as defined in Section 2.12(b).

“Extended Term Loan Installment Date” as defined in Section 2.12(b).

“Extended Term Loans” as defined in Section 2.25(a).

“Extending Lender” as defined in Section 2.25(b).

“Extension Amendment” as defined in Section 2.25(c).

“Extension Election” as defined in Section 2.25(b).

“Extension Request” as defined in Section 2.25(a).

“Extension Series” means all Extended Term Loans that are established pursuant to the same Extension Amendment (or any subsequent Extension Amendment to the extent such Extension Amendment expressly provides that the Extended Term Loans provided for therein are intended to be a part of any previously established Extension Series) and that provide for the same interest margins, extension fees and amortization schedule.

“Intercreditor Agreement” as defined in Section 6.2(w).

“New Term Loan Installments” as defined in Section 2.12(a).

“Refinancing Indebtedness” means any Indebtedness of Company or any other Credit Party, and any modification, replacement, refinancing, refunding, renewal or extension thereof, in an aggregate principal amount at any time outstanding not to exceed (i) $322,564,269.63 minus (ii) the sum of the outstanding principal amount of the New Term Loans and the outstanding principal amount of the Extended Term Loans as of the date such Indebtedness was incurred (other than New Term Loans or Extended Term Loans to be repaid with the proceeds of such Indebtedness); provided that (a) such Refinancing Indebtedness does not have a maturity or any amortization of principal prior to the Term Loan Maturity Date applicable to the New Term Loans, (b) such Refinancing Indebtedness does not have any obligor other than a Credit Party, (c) the principal amount (or accreted value, if applicable) of such Refinancing Indebtedness does not exceed the (i) principal amount (or accreted value, if applicable) of the Indebtedness so refinanced plus (ii) all refinancing expenses incurred in connection therewith, including, without limitation, any related fees and expenses, make-whole amounts, original issue discount, unpaid accrued interest and premium thereon, as applicable), (d) any proceeds received in connection with such Refinancing Indebtedness are applied by the Company to repay at par the outstanding principal amount of, and accrued interest on, the Term Loans pursuant to Section 2.15(a) and (e) the terms and conditions of such Refinancing Indebtedness (excluding as to fees, interest rate and prepayment premium), taken as a whole, are not materially less favorable, to the Company and the Credit Parties than market terms and conditions for similar Indebtedness issued by corporations in similar industries and of similar credit worthiness; provided that the requirements of clause (e) shall be satisfied by the delivery of a certificate of an officer of the Company to the Administrative Agent, together with a reasonably detailed description of the terms and conditions of such Refinancing Indebtedness, at least five (5) Business Days (or such shorter period as the Administrative Agent may reasonably agree) prior to the incurrence of such Refinancing Indebtedness, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement, unless the Administrative Agent notifies the Borrower within such five-Business-Day period (or such shorter period) that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees).

“Replacement Revolving Commitments” as defined in Section 2.24(a).

“Replacement Revolving Date” as defined in Section 2.24(b).

“Replacement Revolving Loan” as defined in Section 2.24(a).

“Replacement Revolving Loan Amendment” as defined in Section 2.24(b)(iv).

“Replacement Revolving Series” as defined in Section 2.24(a).

“Sixth Amendment” shall mean Amendment No. 6 to the Credit and Guaranty Agreement, dated as of October 20, 2009.

(B) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Class” contained therein and replacing it with the following:

“Class” means (i) with respect to Lenders, each of the following classes of Lenders: (a) Lenders having Term Loan Exposure in respect of New Term Loans, (b) Lenders having Term Loan Exposure in respect of Extension Series constituting a separate Class, (c) Lenders having Revolving Exposure in respect of Revolving Commitments and (d) Lenders having Revolving Exposure in respect of each Class of Replacement Revolving Commitments and (ii) with respect to Loans, each of the following classes of Loans: (a) New Term Loans, (b) Term Loans of any Extension Series constituting a separate Class, (c) Revolving Loans (including Swing Line Loans) made pursuant to Sections 2.2(a) and/or 2.3(a) and (d) Replacement Revolving Loans.

(C) Section 1.1 of the Credit Agreement is hereby amended by inserting the words “any Replacement Revolving Loan Amendment, Extension Amendment, Intercreditor Agreement or Additional Amendment, if any,” immediately following the words “if any,” in the definition of “Credit Document.”

(D) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Installment” contained therein and replacing it with the following:

“Installment” means any New Term Loan Installment and any Extended Term Loan Installment with respect to any Extension Series, as applicable.

(E) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Installment Date” contained therein and replacing it with the following:

“Installment Date” means, as applicable, any New Term Loan Installment Date or any Extended Term Loan Installment Date.

(F) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Lender” and “Lenders” contained therein and replacing it with the following:

“Lender” and “Lenders” means (a) prior to the Fourth Amendment Effective Date, each financial institution listed on the signature pages hereto as a Lender, (b) effective as of the Fourth Amendment Effective Date, the Persons signing the Fourth Amendment as either a Continuing Lender or an Additional Lender and (c) any other Person that becomes a party hereto pursuant to an Assignment Agreement, Replacement Revolving Loan Amendment or Extension Amendment; provided that the term “Lenders”, when used in the context of a particular Commitment, shall mean the Lenders having such Commitment.

(G) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Revolving Loans” contained therein and replacing it with the following:

“Revolving Loans” means a (i) Loan made by a Lender to Company pursuant to Section 2.2(a) or (ii) a Replacement Revolving Loan.

(H) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Term Loan Maturity Date” contained therein and replacing it with the following:

“Term Loan Maturity Date” means the earlier of (i)(x) with respect to the New Term Loans, the seventh anniversary of the Fourth Amendment Effective Date and (y) with respect to any Extended Term Loan, the date set forth in the corresponding Extension Amendment as the maturity date for such Extended Term Loan, and (ii) the date that all Term Loans shall become due and payable in full hereunder, whether by acceleration or otherwise.

(I) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Term Loans” contained therein and replacing it with the following:

“Term Loans” means the New Term Loans and any Extended Term Loans, collectively.

Section 2. Amendments

(A) Section 2.6 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

“Extended Loans shall be not be used for any purpose other than to amend an Existing Class of Term Loans in accordance with Section 2.25.”

(B) Section 2.12 of the Credit Agreement is hereby amended by (i) inserting an “(a)” before the existing clause, (ii) deleting the defined term “Installment” in the first sentence and replacing it with “New Term Loan Installment”, (iii) deleting the word “Installments” in clause (x) of the second sentence and replacing it with “New Term Loan Installments”, (iv) deleting the defined term “an “Installment Date”” and replacing it with “a “New Term Loan Installment Date”” and (v) adding a new clause (b) following the end of clause (a) to read in its entirety as follows:

“(b) In the event that any Extended Term Loans are established, such Extended Term Loans shall, subject to Section 2.25, be repaid by the Company in the amounts (each such amount with respect to any Extended Term Loan Installment Date, an “Extended Term Loan Installment”) and on the dates (each an “Extended Term Loan Installment Date”) set forth in the applicable Extension Amendment.”

(C) Section 2.13(b)(i) is hereby amended by adding the following proviso at the end of the section to read in its entirety as follows:

“provided, further, that, notwithstanding the foregoing, in connection with the establishment on any date of any Replacement Revolving Commitments pursuant to Section 2.24, the Revolving Commitments of any one or more Lenders providing any such Replacement Revolving Commitments on the Revolving Replacement Date shall be reduced in whole or in part on such date to the extent set forth in the applicable Replacement Revolving Loan Amendment (provided that (x) after giving effect to any such reduction and to the repayment of any Revolving Loans made on the Revolving Replacement Date, the Revolving Exposure of any such Lender does not exceed the Revolving Commitment thereof (such Revolving Exposure and Revolving Commitment being determined in each case, for the avoidance of doubt, exclusive of such Lender’s Replacement Revolving Commitment and any exposure in respect thereof) and (y) in no event shall the amount of such reduction reduce Revolving Commitments below the Total Utilization of Revolving Commitments);

(D) Section 2.14(d) of the Credit Agreement is hereby amended by deleting the provision in its entirety and replacing it with the following:

“(d) Issuance of Debt. On the third Business Day following receipt by Holdings or any of its Subsidiaries of any Cash proceeds from the incurrence of (1) any Indebtedness of Holdings or any of its Subsidiaries (other than with respect to any Indebtedness permitted to be incurred pursuant to Section 6.1) or (2) any Refinancing Indebtedness (such incurrence specified in clauses (1) and (2), each a “Debt Incurrence Prepayment Event”), Company shall prepay the Loans and/or the Revolving Commitments shall be permanently reduced as set forth in Section 2.15(b) in an aggregate amount equal to 100% of such Cash proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses.”

(E) Section 2.15(a) is hereby amended by adding the following provisos immediately prior to the second sentence thereof to read in their entirety as follows:

“; provided, further, that the Company may not prepay Replacement Revolving Loans that have been converted from Revolving Loans pursuant to Section 2.24 until the date on which all Revolving Loans that were outstanding on the date of such conversion have been prepaid or repaid in full; provided, further, that the Company may not prepay Extended Term Loans of any Extension Series unless (x) such prepayment is accompanied by a pro rata prepayment of Term Loans of the Existing Class from which such Extended Term Loans were converted or (y) such Term Loans of the Existing Class have otherwise been repaid in full.”

(F) The Credit Agreement is hereby amended by adding a new Section 2.15(d) immediately following Section 2.15(c) to read in its entirety as follows:

“(d) Notwithstanding anything to the contrary set forth in this Section 2.15 above, the Extended Term Loans shall participate in prepayments pursuant to Section 2.25 to the extent (if any) and in the manner set forth in the applicable Extension Amendment.”

(G) Section 2.17 of the Credit Agreement is hereby amended by inserting the following immediately before the word “Lenders” in the first line thereof:

“Except as otherwise provided in Sections 2.13, 2.24 and 2.25, and in any Replacement Revolving Loan Amendment or Extension Amendment entered into in connection therewith,”

(H) The Credit Agreement is hereby amended by adding a new Section 2.24 to read in its entirety as follows:

“Section 2.24. Replacement Revolving Loans

(a) The Company may by written notice to Administrative Agent (which shall provide a copy of such notice to each of the Lenders) elect to request the establishment of one or more additional and/or replacement classes of Revolving Commitments in the form of one or more separate classes of revolving commitments (the “Replacement Revolving Commitments”), which shall constitute a separate Class of Commitments from the Revolving Commitments (each such separate Class of Replacement Revolving Commitments, a “Replacement Revolving Series” and each Loan thereunder, a “Replacement Revolving Loan”) and shall constitute a separate Class of Loans from the Revolving Loans existing immediately prior to the effectiveness of any such Replacement Revolving Loan(s) (it being understood that Replacement Revolving Commitments of a single Replacement Revolving Series may be established on more than one date); provided that:

(i) the aggregate principal amount of Revolving Commitments in effect at any time, after giving effect to the Replacement Revolving Commitments, shall not exceed $80,000,000;

(ii) there shall be no more than three Classes of Revolving Commitments outstanding at any time;

(iii) the terms of such Replacement Revolving Commitments shall be substantially identical to the terms of the Revolving Commitments or Replacement Revolving Commitments being replaced thereby, except for (x) the tenor of the Replacement Revolving Commitments (which shall have a scheduled expiration date no earlier than the Revolving Commitment Termination Date), (y) the size of the commitment (so long as the sum of the Revolving Commitments and the Replacement Revolving Commitments immediately after the effectiveness of such Replacement Revolving Commitments is not less than the sum of the Revolving Commitments and the Replacement Revolving Commitments immediately prior to the effectiveness of such Replacement Revolving Commitments) or (subject to Section 2.24(a)(iv)) the size of any swing line loan and/or letter of credit subfacilities under such Replacement Revolving Commitments and (z) the applicable interest rates and Fees payable with respect to such Replacement Revolving Commitments (which shall be as specified in the applicable Replacement Revolving Loan Amendment); and

(iv) in connection with the establishment of any Replacement Revolving Commitments that will include swing line loan and/or letter of credit subfacilities, any Additional Amendment pursuant to Section 2.26 may include provisions relating to swing line loans and/or letters of credit, as applicable, issued thereunder, which issuances shall be on terms substantially similar (except for the overall size of such subfacilities, which shall be specified in the applicable Replacement Revolving Loan Amendment) to the terms relating to Swing Line Loans and Letters of Credit with respect to the Revolving Commitments and otherwise acceptable to any applicable swing line lender or letter of credit issuer thereunder or as otherwise reasonably acceptable to the Administrative Agent.

(b) Each such notice shall also specify the date (each, a “Replacement Revolving Date”) on which the Company proposes that the Replacement Revolving Commitments shall be effective, which shall be a date not less than ten (10) Business Days after the date on which such notice is delivered to the Administrative Agent. The Company may approach any Lender or any other Person meeting the definition of an Eligible Assignee to provide all or a portion of the Replacement Revolving Commitments (it being agreed and understood that no Lender shall have any obligation to agree to provide any Replacement Revolving Commitment). In each case, such Replacement Revolving Commitments shall become effective, as of the applicable Replacement Revolving Date; provided that (i) no Default or Event of Default shall exist on such Replacement Revolving Date before or after giving effect to such Replacement Revolving Commitments, as applicable; (ii) both before and after giving effect to the making of any Replacement Revolving Loans, each of the conditions set forth in Section 3.2 shall be satisfied; (iii) Company and its Subsidiaries shall be in pro forma compliance with the financial covenants set forth in Section 6.8 as of the last day of the Fiscal Quarter most recently ended after giving effect to such Replacement Revolving Commitments; (iv) the Replacement Revolving Commitments shall be effected pursuant to an amendment (a “Replacement Revolving Loan Amendment”) to this Credit Agreement executed by the Credit Parties, the Administrative Agent and any Person (including any Lender) providing such Replacement Revolving Commitment (notwithstanding anything to the contrary set forth in Section 10.5(a)); (v) Company shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by Administrative Agent in connection with any such transaction; (vi) Company shall deliver, or cause to be delivered an amendment to the Assignment Agreement with such changes as are reasonably requested by the Administrative Agent; and (vii) any Revolving Lender wishing to have all or a portion of its Revolving Loans subject to a Replacement Revolving Loan Amendment shall notify the Administrative Agent on or prior to the Replacement Revolving Date of the amount of its Revolving Commitment which it has elected to convert into a Replacement Revolving Commitment.

(c) On any Replacement Revolving Date on which Replacement Revolving Commitments are effected, subject to the satisfaction of the foregoing terms and conditions, (i) the Revolving Loans of any existing Revolving Lender that is providing a new Replacement Revolving Commitment on such date and the existing Revolving Commitment which is being reduced on such date pursuant to the proviso in Section 2.13(b)(i) in connection therewith shall be converted into Replacement Revolving Loans under such Lender’s new Replacement Revolving Commitment being provided on such date in the same ratio as (x) the amount of such Lender’s new Replacement Revolving Commitment bears to (y) the aggregate amount of such Lender’s existing Revolving Commitment prior to any reduction of such Lender’s Revolving Commitment on such date pursuant to the proviso in Section 2.13(b)(i) (or the corresponding provision in any Replacement Revolving Loan Amendment with respect to Replacement Revolving Commitments) in connection therewith and (ii) each of the Lenders with Replacement Revolving Commitments of the applicable Class shall purchase from each of the other Lenders with Replacement Revolving Commitments of such Class, at the principal amount thereof, such interests in the Replacement Revolving Loans under such Class of Replacement Revolving Commitments so converted or outstanding on such Replacement Revolving Date as shall be necessary in order that, after giving effect to all such assignments and purchases, the Replacement Revolving Loans of such Class will be held by Lenders holding Replacement Revolving Loans with such Class of Replacement Revolving Commitments ratably in accordance with their respective Replacement Revolving Commitments of such Class.”

(I) The Credit Agreement is hereby amended by adding a new Section 2.25 to read in its entirety as follows:

“Section 2.25 Extended Term Loans

(a) The Company may at any time and from time to time request that all or a portion of the Term Loans of any Class (an “Existing Class”) be converted to extend the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of such Term Loans (any such Term Loans which have been so converted, “Extended Term Loans” and the commitment of a Lender, if any, to make or otherwise fund an Extended Term Loan, an “Extended Term Loan Commitment”) and to provide for other terms consistent with this Section 2.25. In order to establish any Extended Term Loans, the Company shall provide a notice to the Administrative Agent (which shall provide a copy of such notice to each of the Lenders of the applicable Existing Class) (an “Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established which shall be substantially identical to the Term Loans of the Existing Class from which they are to be converted except (x) all or any of Extended Term Loan Installment Dates may be delayed to later dates than (which, for the avoidance of doubt, shall be no earlier than) the scheduled Installment Dates of the Term Loans of such Existing Class (with any such delay resulting in a corresponding adjustment to the scheduled amortization payments reflected in Section 2.12 or in the Extension Amendment, as the case may be, with respect to the Existing Class of Term Loans from which such Extended Term Loans were converted (which, for the avoidance of doubt, shall be no earlier than the scheduled amortization of the Existing Class of Term Loans), in each case as more particularly set forth in paragraph (c) of this Section 2.25 below), (y) (A) the interest margins with respect to the Extended Term Loans may be higher than the interest margins for the Term Loans of such Existing Class and/or (B) additional fees may be payable to the Lenders providing such Extended Term Loans in addition to or in lieu of any increased margins contemplated by the preceding clause (A), in each case, to the extent provided in the applicable

Extension Amendment and (z) the mandatory prepayment rights of the Extended Term Loans and such Existing Class may be different so long as the portion (if any) of the proceeds thereof to which such Extended Term Loans are entitled is no greater than the proportion of such proceeds to which the Existing Class is entitled for so long as such Existing Class is outstanding; provided, that, notwithstanding anything to the contrary in this Section 2.25 or otherwise, (A) no Extended Term Loans of any Extension Series shall be prepaid pursuant to Section 2.14 from any Debt Incurrence Prepayment Event until all outstanding New Term Loans have been repaid and (B) no Extended Term Loans may be voluntarily prepaid prior to the date on which the Existing Class of Term Loans from which they were converted are repaid in full except in accordance with the last proviso of Section 2.15(a). No Lender shall have any obligation to agree to have any of its Term Loans of any Existing Class converted into Extended Term Loans pursuant to any Extension Request. Any Extended Term Loans of any Extension Series shall constitute a separate Class of Term Loans from the Existing Class of Term Loans from which they were converted.

(b) The Company shall provide the applicable Extension Request at least ten (10) Business Days prior to the date on which Lenders under the Existing Class are requested to respond. Any Lender (an “Extending Lender”) wishing to have all or a portion of its Term Loans of the Existing Class subject to such Extension Request converted into Extended Term Loans shall notify the Administrative Agent (an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Term Loans of the Existing Class which it has elected to convert into Extended Term Loans. In the event that the aggregate amount of Term Loans of the Existing Class subject to Extension Elections exceeds the amount of Extended Term Loans requested pursuant to the Extension Request, Term Loans subject to Extension Elections shall be converted to Extended Term Loans on a pro rata basis based on the amount of Term Loans included in each such Extension Election.

(c) Extended Term Loans shall be established pursuant to an amendment (an “Extension Amendment”) to this Credit Agreement (which, notwithstanding anything to the contrary set forth in Section 10.5(a), shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Term Loans established thereby) executed by the Credit Parties, the Administrative Agent and the Extending Lenders; provided that (i) no Default or Event of Default shall exist before or after giving effect to such Extended Term Loan Commitment, as applicable; (ii) both before and after giving effect to the making of any Extended Term Loans, each of the conditions set forth in Section 3.2 shall be satisfied; (iii) Company and its Subsidiaries shall be in pro forma compliance with the financial covenants set forth in Section 6.8 as of the last day of the Fiscal Quarter most recently ended after giving effect to such Extended Term Loan Commitments; (iv) Company shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by Administrative Agent in connection with any such transaction; and (v) Company shall deliver, or cause to be delivered an amendment to the Assignment Agreement with such changes as are reasonably requested by the Administrative Agent. In addition to any terms and changes required or permitted by Section 2.25(a), each Extension Amendment (x) shall amend the scheduled amortization payments pursuant to Section 2.12 or to the applicable Extension Amendment with respect to the Existing Class of Term Loans from which the Extended Term Loans were converted to reduce each scheduled New Term Loan Installment for the Existing Class in the same proportion as the aggregate amount of Term Loans of the Existing Class is to be reduced pursuant to such Extension Amendment (it being understood that the amount of any New Term Loan Installment payable with respect to any individual Term Loan of such Existing Class that is not an Extended Term Loan shall not be reduced as a result thereof), and (y) may, but shall not be required to, impose additional requirements (not inconsistent with the provisions of this Agreement in effect at such time) with respect to the final maturity and weighted average life to maturity of Extended Term Loans incurred following the date of such Extension Amendment.

(J) The Credit Agreement is hereby amended by adding a new Section 2.26 to read in its entirety as follows:

“Section 2.26 Additional Amendments.

Each Replacement Revolving Loan Amendment and Extension Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent (subject to the provisions of Section 9 of this Agreement), to effect the provisions of Sections 2.24 and 2.25. In addition to any terms and provisions in any Replacement Revolving Loan Amendment and Extension Amendment, and any changes or amendments to this Agreement or any other Credit Document provided for therein, in each case, that are required or contemplated by the provisions of Section 2.24 and 2.25, any Replacement Revolving Loan Amendment or Extension Amendment may provide for additional terms and/or additional amendments to this Agreement and the other Credit Documents (any such additional term or additional amendment being an “Additional Amendment”); provided that such Additional Amendments do not become effective prior to the time that such Additional Amendments have been consented to (including, without limitation, pursuant to (1) consents applicable to holders of Replacement Revolving Loans provided for in any Replacement Revolving Loan Amendment and (2) consents applicable to holders of any Extended Term Loans provided for in any Extension Amendment) by such of the Lenders, Credit Parties and other parties (if any) as may be required in order for such Additional Amendments to become effective at such time in accordance with Section 10.5 (including, if applicable, Sections 10.5(b) and (c)). It is understood and agreed that, each Lender that has consented to the Sixth Amendment hereby has consented, and shall at the effective time thereof be deemed to consent to each amendment to this Agreement and the other Credit Documents authorized by the first sentence of this Section 2.26 and the arrangements described above in connection therewith except that the foregoing shall not constitute a consent on behalf of any Lender to the terms of any Additional Amendment.”

(K) Section 6.1(a) of the Credit Agreement is hereby amended by adding the words “and any Refinancing Indebtedness” immediately following the word “Obligations”.

(L) The Credit Agreement is hereby amended by (i) deleting the “and” at the end of Section 6.2(u), (ii) deleting the “.” and adding a “; and” at the end of Section 6.2(v) and (iii) adding a Section 6.2(w) immediately following Section 6.2(v) to read in its entirety as follows:

“(w) Liens on the Collateral that rank pari passu with the Obligations, securing Refinancing Indebtedness; provided, that in the case of any Liens on the Collateral permitted under this clause (w), the Administrative Agent shall enter into a collateral sharing agreement (the “Intercreditor Agreement”) on substantially the terms set forth in Exhibit A to the Sixth Amendment and which may be modified as agreed to by the Requisite Lenders and the Person or Persons extending any such Indebtedness or any agent or agents appointed on their behalf.”

(M) Section 6.4 of the Credit Agreement is hereby amended by inserting the words “and the agreements evidencing or governing the terms of the Refinancing Indebtedness” immediately after the word “Documents” in clause (c) thereof.

(N) Section 6.6 of the Credit Agreement is hereby amended by deleting the word “and” immediately prior to clause (vi) thereof, inserting a comma after the second use of the word “Liens” in clause (vi) thereof and adding the following new clause (vii) in numerical order:

“, and (vii) in respect of Refinancing Indebtedness.”

(O) Section 6.14 of the Credit Agreement is hereby amended by inserting “(i)” immediately following the word “than” in clause (a) thereof.

(P) Section 6.14 of the Credit Agreement is hereby amended by deleting the word “and” immediately following the words “Credit Documents” in clause (a) thereof and inserting the words “, (ii) any Refinancing Indebtedness and (iii)” in its place.

Section 3. Conditions Precedent. This Amendment shall become effective upon satisfaction of each of the following conditions precedent:

(A) Agent shall have received all of the following, in form and substance satisfactory to Agent:

(i) counterparts of this Amendment executed by (a) the Company; (b) the Guarantors; and (c) the Requisite Lenders; and

(iii) any additional documents, instruments and information as Agent may reasonably request to effect the transactions contemplated hereby.

(B) After giving effect to this Amendment, the representations and warranties contained herein and in the Credit Documents shall be true and correct in all material respects as of the date hereof as if made on the date hereof (except for those which by their terms specifically refer to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

(C) All corporate proceedings taken in connection with the execution and delivery of this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant thereto, and all legal matters incident thereto, shall be reasonably satisfactory to Agent and the Agent shall have received a certificate of the Secretary or Assistant Secretary of each Credit Party, in form and substance satisfactory to the Arranger, which certificate shall (i) certify as to the incumbency and signature of the officers of each Credit Party executing this Amendment (with the President, a Vice President, the Secretary or Assistant Secretary of each Credit Party attesting to the incumbency and signature of the Secretary or Assistant Secretary providing such certificate), (ii) have attached to it a true and correct copy of the resolutions of the Board of Directors or other applicable governing body of each Credit Party, which resolutions shall authorize the execution, delivery and performance of this Amendment and (iii) certify that, as of the date of such certificate (which shall not be earlier than the date hereof), none of such resolutions shall have been amended, supplemented, modified, revoked or rescinded.

(D) No Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment.

(E) Agent shall have received a fee for the account of each Lender that has executed and delivered a signature page to this Amendment in an amount equal to 0.10% of the aggregate principal amount of such Lender’s outstanding Loans and Commitments on the date of this Amendment.

(F) All other fees and expenses of the Arranger (including all reasonable fees and expenses of counsel to the Arranger), to the extent invoiced prior to the date hereof, shall have been paid.

Section 4. Representations and Warranties. Company hereby represents and warrants to Agent and the Lenders that, as of the date hereof and after giving effect to this Amendment, (a) all representations and warranties set forth in the Credit Agreement and in any other Credit Document are true and correct in all material respects as if made again on and as of such date (except those, if any, which by their terms specifically relate only to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); (b) no Default or Event of Default has occurred and is continuing; (c) the Credit Agreement (as amended by this Amendment), and all other Credit Documents are and remain legal, valid, binding and enforceable obligations of the Credit Parties in accordance with the terms thereof except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles (regardless of whether enforcement is sought in equity or at law); (d) the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each Credit Party that is a party hereto; (e) the execution, delivery and performance by Credit Parties of this Amendment to which they are party and the consummation of the transactions contemplated by the Amendment do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Holdings or any of its Subsidiaries, any of the Organizational Documents of Holdings or any of its Subsidiaries, or

any order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries, except where such conflict, breach or default would not be reasonably expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries, or (iv) require any approval of stockholders, members or partners, except for such approvals which will be obtained on or before the date hereof and disclosed in writing to Lenders; (f) the execution, delivery and performance by the Credit Parties of this Amendment and the consummation of the transactions contemplated by this Amendment do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority; and (g) this Amendment has been duly executed and delivered by each Credit Party that is a party hereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

Section 5. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Credit Document shall survive the execution and delivery of this Amendment, and no investigation by Agent or the Lenders shall affect the representations and warranties or the right of Agent and the Lenders to rely upon them. If any representation or warranty made in this Amendment is false in any material respect as of the date made or deemed made, then such shall constitute an Event of Default under the Credit Agreement.

Section 6. Reference to Agreement. Each of the Credit Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Credit Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Credit Document under the Credit Agreement.

Section 7. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

Section 8. Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall be binding upon each signatory hereto, its successors and assigns.

Section 9. Certain Waivers. Each of Company and each Guarantor hereby agrees that the Agent, the Arranger or any Lender shall not be liable under a claim of, and hereby waives any claim against the Agent, the Arranger and the Lenders based on, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of the consents and amendments contained in Section 2 above and any discussions or actions taken or not taken by the Agent, the Arranger or the Lenders on or before the date hereof or the discussions conducted in connection therewith, or any course of action taken by Arranger or any Lender in response thereto or arising therefrom; provided, that the foregoing waiver shall not include the waiver of any claims which are based on the gross negligence or willful misconduct of the Agent, the Arranger or any Lender or any of their respective agents. This Section 9 shall survive the execution and delivery of this Amendment and the other Credit Documents and the termination of the Credit Agreement.

Section 10. Limited Effect. This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights or remedies any Lender may have under the Credit Agreement or under any other Credit Document, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.

Section 11. Ratification by Guarantors. Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s Guaranty and the Collateral Documents to which such Guarantor is a party shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s Guaranty or Collateral Document to which such Grantor is a party or any other Credit Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 11. Each of the Guarantors hereby further acknowledges that Company, Agent, Arranger and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Credit Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s Guaranty or Collateral Document to which such Guarantor is a party or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s Guaranty. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Credit Documents, in each case as amended by this Amendment.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

KRATON POLYMERS LLC

By:	/s/ Stephen E. Tremblay
Name:	Stephen E. Tremblay
Title:	Vice President and Chief Financial Officer

GUARANTORS:

POLYMER HOLDINGS LLC
ELASTOMERS HOLDINGS LLC
KRATON POLYMERS U.S. LLC
KRATON POLYMERS CAPITAL CORPORATION

By:	/s/ Stephen E. Tremblay
Name:	Stephen E. Tremblay
Title:	Vice President and Chief Financial Officer

ARRANGER:

BANC OF AMERICA SECURITIES LLC, as Arranger

By:	/s/ Robert A. Schleusner
Name:	Robert A. Schleusner
Title:	Managing Director

By:	/s/ Robert A. Schleusner
Name:	Robert A. Schleusner
Title:	Managing Director

EXHIBIT A

SUMMARY OF TERMS AND CONDITIONS

OF THE INTERCREDITOR AGREEMENT

Capitalized terms not otherwise defined herein have the same meanings as specified therefor in the Amendment to which this Exhibit A is attached.

REFINANCING INDEBTEDNESS:	Indebtedness to be secured by a pari passu Lien on all of the Collateral (as defined below), as permitted by the terms of the Credit Agreement.

FINANCING DOCUMENTS:	Definitive documentation in respect of the Credit Agreement Obligations (as defined below) (the “Credit Agreement Documents”) and definitive documentation in respect of the Refinancing Indebtedness Obligations (as defined below) (the “Secured Refinancing Documents”).

SECURITY DOCUMENTS:	(i) The Pledge and Security Agreement as amended and restated to grant a first lien security interest to the Secured Lender Parties (as defined below) and the Secured Refinancing Creditors (as defined below) or (ii) collateral documents in respect of the Refinancing Indebtedness substantially identical to the Collateral Documents, with a collateral trustee appointed by the Collateral Agent and the representative of the Refinancing Indebtedness (the “Refinancing Indebtedness Representative”).

SECURED LENDER PARTIES:	The Lenders (the “Lenders”), and the Lender Counterparties, each as defined in the Credit Agreement, and the administrative agent for such Lenders (the “Administrative Agent”; together with the Lenders and the Lender Counterparties, the “Secured Lender Parties”).

INTERCREDITOR AGREEMENT:	The Intercreditor Agreement as referred to and defined in the Amendment.

SECURED REFINANCING CREDITORS:	The holders of notes and the trustee, or the lenders and the agent, as the case may be, under the Secured Refinancing Documents that are entitled to the benefit of a pari passu Lien on the Collateral (collectively, the “Secured Refinancing Creditors”).

SECURED PARTIES:	The Secured Lender Parties and the Secured Refinancing Creditors (each, a “Secured Party”).

COLLATERAL:	All assets of the Loan Parties (as defined below) that constitute “Collateral” under the Credit Agreement Documents and any other assets that are required to be “Collateral” as defined under each of the Credit Agreement Documents and the Secured Refinancing Documents.

CREDIT AGREEMENT OBLIGATIONS:	All obligations of every nature of the Borrower and the Guarantors (collectively, the “Loan Parties”) owed to the Secured Lender Parties under the Credit Agreement Documents (including any post-petition interest, whether or not allowed or allowable in any bankruptcy, insolvency, liquidation or other debt relief proceeding (an “Insolvency Proceeding”)) (collectively, the “Credit Agreement Obligations”).

REFINANCING INDEBTEDNESS OBLIGATIONS:	All obligations of every nature of the Loan Parties owed to the Secured Refinancing Creditors under the Secured Refinancing Documents, as permitted by the terms of the Credit Agreement Documents (including any post-petition interest, whether or not allowed or allowable in any Insolvency Proceeding) (collectively, the “Refinancing Indebtedness Obligations”).

PARI PASSU LIENS; REMEDIES:

(a) Liens securing the Refinancing Indebtedness Obligations shall be pari passu in all respects with Liens securing the Credit Agreement Obligations.

(b) At any time during which the aggregate outstanding principal amount of the Credit Agreement Obligations exceeds the aggregate outstanding principal amount of the Refinancing Indebtedness Obligations, the Collateral Agent will take direction, on behalf of the Secured Lender Parties and the Secured Refinancing Creditors, from the Administrative Agent with regards to the enforcement of rights and remedies in respect of the Collateral.

(c) At any time after which the aggregate outstanding principal amount of the Refinancing Indebtedness Obligations exceeds the aggregate outstanding principal amount of the Credit Agreement Obligations, the Refinancing Indebtedness Representative may exercise rights and remedies on behalf of the Secured Refinancing Creditors with respect to the Collateral only if (i) the Refinancing Indebtedness Representative has provided written notice to the Collateral Agent and the Administrative Agent of the Refinancing Indebtedness Representative’s intention to exercise its rights and remedies with respect to the Collateral, which notice may be delivered at any time following an event of default under the Secured Refinancing Documents, and (ii) the Collateral Agent has not commenced the exercise of rights and remedies with respect to the Collateral within 120 days following the delivery of such notice, at the direction of the Administrative Agent.

For the avoidance of doubt, the Collateral Agent shall take directions from the Administrative Agent (which, unless otherwise specified, shall take direction from the Requisite Lenders) until discharge of all obligations under the Credit Agreement Documents. Thereafter, the Collateral Agent shall take direction from the representative of the Secured Refinancing Creditors that constitute the largest outstanding principal amount of any then outstanding Refinancing Indebtedness Obligations with respect to the Collateral.

PROHIBITION ON CONTESTING LIENS:	No Secured Parties will contest, or support any other person in contesting the priority, validity or enforceability of a Lien held by or on behalf of any of the other Secured Parties.

NO NEW LIENS/SIMILAR LIENS:

No Loan Party shall grant or permit any additional Liens on any asset to secure the Credit Agreement Obligations unless it has granted a Lien on a pari passu basis on such assets to secure the Refinancing Indebtedness Obligations.

No Loan Party shall grant or permit any additional Liens on any asset to secure the Refinancing Indebtedness Obligations unless it has granted a Lien on a pari passu basis on such assets to secure the Credit Agreement Obligations.

APPLICATION OF PROCEEDS/TURN-OVER:

The proceeds of any liquidation, foreclosure or similar action related to the Collateral will be applied in the following order of priority:

First, on a pro rata basis (based on the aggregate of all expenses under the Credit Agreement Documents and the Secured Refinancing Documents), to

pay agent and issuing bank fees, expenses and indemnities under the Credit Agreement Documents and any fees, expenses and indemnities under the Secured Refinancing Documents; Second, on a pro rata basis (based on sum of (x) the aggregate outstanding amount of Credit Agreement Obligations and (y) the aggregate outstanding amount of Refinancing Indebtedness Obligations), to pay the Credit Agreement Obligations and the Refinancing Indebtedness Obligations; and Third, to the Borrower or as a court of competent jurisdiction may direct.

RELEASES:

Liens securing the Credit Agreement Obligations and the Refinancing Indebtedness Obligations will be released in connection with the enforcement of rights or remedies by the Collateral Agent as set forth above, and in the event the Liens on all or substantially all of the Collateral are being released, such release shall be consistent and in accordance with the Credit Agreement.

Any additional release of Collateral will be permitted as long as such release is permitted by the Credit Agreement Documents and the Secured Refinancing Documents.

AMENDMENTS:	Any amendment to a Security Document will be permitted as long as such amendment is permitted by the Credit Agreement Documents and the Secured Refinancing Documents and approved by the requisite vote, solely to the extent any vote is required under such documents.

BANKRUPTCY:

In connection with any Insolvency Proceeding of any Loan Party:

•     DIP Financing: If the Collateral Agent (at the direction of the Administrative Agent) does not object to any Loan Party obtaining debtor-in-possession financing (a “DIP Financing”), then the Secured Refinancing Creditors shall be deemed to have accepted such DIP Financing and will not object or support any objection to any such DIP Financing as long as the Secured Refinancing Creditors receive adequate assurance or supplemental Liens granted to the Secured Lender Parties.

•     Adequate Protection: No Secured Party shall contest (i) any request by the Collateral Agent, at the direction of the Administrative Agent, for adequate protection; (ii) any objection by the Collateral Agent, at the direction of the Administrative Agent, to any motion, etc. based on the Secured Parties’ claiming a lack of adequate protection; or (iii) the payment of interest, fees, expenses or other amounts to the Collateral Agent or any other Secured Parties. However, (a) if any Secured Party is granted adequate protection in the form of additional collateral in connection with any DIP Financing, then the other Secured Parties may seek adequate protection in the form of a lien on such additional collateral (pari passu with the Liens securing the obligations of such Secured Parties and such DIP Financing), (b) in the event that any Secured Party is granted adequate protection in the form of additional collateral, then the other Secured Parties shall have a pari passu Lien and claim on such additional collateral and (c) in the event any Secured Party is granted adequate protection in the form of a superpriority claim, then the other Secured Parties may seek adequate protection in the form of a pari passu superpriority claim.

•     Avoidance Issues: If any Secured Party is required to disgorge or otherwise pay any amount to the bankruptcy estate of any Loan Party for any reason (a “Recovery”), then the obligations of such Secured Party shall be reinstated to the extent of such Recovery.

GOVERNING LAW:	The State of New York.